Exhibit 10.1

Amendment No. 16

to the A320 Purchase Agreement
Dated as of April 20, 1999

between

AVSA, S.A.R.L.

and

JetBlue Airways Corporation

This Amendment No. 16 (hereinafter referred to as the “Amendment”) is entered into as of April 23rd, 2003, between AVSA, S.A.R.L., a société à responsabilité limitée organized and existing under the laws of the Republic of France, having its registered office located at 2, Rond-Point Maurice Bellonte, 31700 Blagnac, France (hereinafter referred to as the “Seller”), and JetBlue Airways Corporation, a corporation organized and existing under the laws of the State of Delaware, United States of America, having its principal corporate offices located 118-29 Queens Boulevard, 5th Floor, Forest Hills, New York 11375 USA (hereinafter referred to as the “Buyer”).

WITNESSETH

WHEREAS, the Buyer and the Seller entered into an A320 Purchase Agreement, dated as of April 20, 1999, relating to the sale by the Seller and the purchase by the Buyer of certain Airbus A320-200 aircraft (the “Aircraft”), including twenty-five option aircraft (the “Option Aircraft”), which, together with all Exhibits, Appendixes and Letter Agreements attached thereto and as amended by Amendment No. 1, dated as of September 30, 1999, Amendment No. 2, dated as of March 13, 2000, Amendment No. 3, dated as of March 29, 2000, Amendment No. 4, dated as of September 29, 2000, Amendment No. 5 dated as of November 7, 2000, Amendment No. 6 dated as of November 20, 2000, Amendment No. 7 dated as of January 29 2001, Amendment No. 8 dated as of May 3, 2001, Amendment No. 9 dated as of July 18, 2001, Amendment No. 10 dated as of November 16, 2001,  Amendment No. 11 dated as of December 31, 2001, Amendment No. 12 dated as of April 19, 2002, Amendment No. 13 dated as of November 22, 2002, Amendment No. 14 dated as of December 18, 2002 and Amendment No. 15 dated as of February 10, 2003 is hereinafter called the “Agreement.”

WHEREAS the Buyer desires to firmly order twenty six (26) Option Aircraft and nineteen (19) Additional Option Aircraft remaining as per §3 of Letter Agreement No. 4 and §2 of Amendment No. 8 to the Agreement (the “Amendment No. 16 Converted Aircraft”)

WHEREAS the Buyer wishes to order twenty (20) incremental firmly ordered aircraft (the “Amendment No.16 Incremental Firm Aircraft”) and fifty (50) incremental option aircraft (the “Amendment No.16 Options”)

WHEREAS the Amendment No. 16 Converted Aircraft and the Amendment No.16 Incremental Firm Aircraft shall be called collectively the “Amendment No. 16 Firm Aircraft”

WHEREAS the Buyer desires to advance the delivery position of Firmly Ordered Option Aircraft CaC Id 41226 from *** 2004 to *** 2003 and

WHEREAS the Seller is willing to accommodate the Buyer with respect to the foregoing under the terms and conditions set forth herein,

NOW, THEREFORE, IT IS AGREED AS FOLLOWS

1.                                      DEFINITIONS

1.1                                 Capitalized terms used herein and not otherwise defined herein will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof” and “hereunder” and words of similar import refer to this Amendment.

2.                                      DELIVERY SCHEDULE

2.1                                 The Buyer hereby exercises its option under Paragraph 2.1 of Letter Agreement No. 4 to the Agreement to firmly order the Amendment No. 16 Converted Aircraft as follows:

(i)                                     Firmly order all remaining option aircraft existing under the Agreement from rank No. 79 to rank No. 104 and to modify their delivery dates as specified in the schedule below.

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

(ii)                                  Firmly order all remaining additional option aircraft assigned by the Seller to the Buyer through Letter Agreement No. 4 §3 and through Amendment No. 8 §2 for delivery dates as specified in the schedule in Paragraph 2.6 below.

2.2                                 The Seller hereby offers for sale and the Buyer hereby orders twenty (20) incremental firm A320 aircraft. The Amendment No. 16 Incremental Aircraft will be subject to the same terms and conditions as the Firm Aircraft, except as otherwise stated in the Amendment and will be delivered as specified in the schedule in Paragraph 2.6 below (Rank Nos 124 through 143).

2.3                                 In consideration of the Buyer’s order for sixty-five (65) firmly ordered aircraft, the Seller hereby offers positions for the Amendment No. 16 Options under the terms and conditions of this Amendment.  Delivery dates are set forth in Paragraph 2.6 below (Rank No 144 through 193)

2.4                                 In addition to the above, the Buyer and the Seller agree to ***.

2.5                                 All Aircraft on firm order prior to the execution of this Amendment No. 16 shall be renamed the “Pre-Amendment No. 16 Aircraft”.

2.6                                 As a consequence Paragraphs 2.1, 2.2, 2.3, 2.4 and 2.5 above, the delivery schedule set forth in Clause 9.1.1 of the Agreement is hereby cancelled and replaced by the following quoted provisions:

QUOTE:

CAC Id No.	Rank No.	Aircraft	Delivery

41 199	No. 1	Pre-Amendment No. 16 Aircraft	***	2000

41 200

No. 2

Pre-Amendment No. 16 Aircraft

***

2000

41 203	No. 3	Pre-Amendment No. 16 Aircraft	***	2000
41 201	No. 4	Pre-Amendment No. 16 Aircraft	***	2000
41 202	No. 5	Pre-Amendment No. 16 Aircraft	***	2000
41 204	No. 6	Pre-Amendment No. 16 Aircraft	***	2000
41 205	No. 7	Pre-Amendment No. 16 Aircraft	***	2001
41 206	No. 8	Pre-Amendment No. 16 Aircraft	***	2001
41 210	No. 9	Pre-Amendment No. 16 Aircraft	***	2001
41 207	No. 10	Pre-Amendment No. 16 Aircraft	***	2001
41 208	No. 11	Pre-Amendment No. 16 Aircraft	***	2001
41 209	No. 12	Pre-Amendment No. 16 Aircraft	***	2001
41 228	No. 13	Pre-Amendment No. 16 Aircraft	***	2001

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CAC Id No.	Rank No.	Aircraft	Delivery

41 211	No. 14	Pre-Amendment No. 16 Aircraft	***	2002
41 212	No. 15	Pre-Amendment No. 16 Aircraft	***	2002
41 218	No. 16	Pre-Amendment No. 16 Aircraft	***	2002
41 224	No. 17	Pre-Amendment No. 16 Aircraft	***	2002
41 227	No. 18	Pre-Amendment No. 16 Aircraft	***	2002
41 225	No. 19	Pre-Amendment No. 16 Aircraft	***	2002
41 213	No. 20	Pre-Amendment No. 16 Aircraft	***	2002
41 214	No. 21	Pre-Amendment No. 16 Aircraft	***	2002
41 234	No. 22	Pre-Amendment No. 16 Aircraft	***	2002
41 215	No. 23	Pre-Amendment No. 16 Aircraft	***	2002
41 216	No. 24	Pre-Amendment No. 16 Aircraft	***	2002
41 217	No. 25	Pre-Amendment No. 16 Aircraft	***	2002
124 965	No. 26	Pre-Amendment No. 16 Aircraft	***	2002
41 235	No. 27	Pre-Amendment No. 16 Aircraft	***	2002
41 220	No. 28	Pre-Amendment No. 16 Aircraft	***	2002
41 219	No. 29	Pre-Amendment No. 16 Aircraft	***	2002

41 236	No. 30	Pre-Amendment No. 16 Aircraft	***	2003
104 399	No. 31	Pre-Amendment No. 16 Aircraft	***	2003
41 237	No. 32	Pre-Amendment No. 16 Aircraft	***	2003
124 966	No. 33	Pre-Amendment No. 16 Aircraft	***	2003
41 221	No. 34	Pre-Amendment No. 16 Aircraft	***	2003
41 238	No. 35	Pre-Amendment No. 16 Aircraft	***	2003
41 222	No. 36	Pre-Amendment No. 16 Aircraft	***	2003
104 400	No. 37	Pre-Amendment No. 16 Aircraft	***	2003
104 401	No. 38	Pre-Amendment No. 16 Aircraft	***	2003
41 223	No. 39	Pre-Amendment No. 16 Aircraft	***	2003
104 402	No. 40	Pre-Amendment No. 16 Aircraft	***	2003
104 443	No. 41	Pre-Amendment No. 16 Aircraft	***	2003
104 403	No. 42	Pre-Amendment No. 16 Aircraft	***	2003
124 964	No. 43	Pre-Amendment No. 16 Aircraft	***	2003
41 226	No. 44	Pre-Amendment No. 16 Aircraft	***	2003

111 579	No. 45	Pre-Amendment No. 16 Aircraft	***	2004
41 245	No. 46	Pre-Amendment No. 16 Aircraft	***	2004
41 246	No. 47	Pre-Amendment No. 16 Aircraft	***	2004
41 229	No. 48	Pre-Amendment No. 16 Aircraft	***	2004
41 247	No. 49	Pre-Amendment No. 16 Aircraft	***	2004
41 248	No. 50	Pre-Amendment No. 16 Aircraft	***	2004
104 404	No. 51	Pre-Amendment No. 16 Aircraft	***	2004
104 405	No. 52	Pre-Amendment No. 16 Aircraft	***	2004
41 230	No. 53	Pre-Amendment No. 16 Aircraft	***	2004
104 406	No. 54	Pre-Amendment No. 16 Aircraft	***	2004
124 967	No. 55	Amendment No.16 Firm Aircraft	***	2004
104 407	No. 56	Pre-Amendment No. 16 Aircraft	***	2004
104 408	No. 57	Pre-Amendment No. 16 Aircraft	***	2004
124 968	No. 58	Amendment No.16 Firm Aircraft	***	2004

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CAC Id No.	Rank No.	Aircraft	Delivery

104 409	No. 59	Pre-Amendment No. 16 Aircraft	***	2005
41 232	No. 60	Pre-Amendment No. 16 Aircraft	***	2005
124 959	No. 61	Amendment No.16 Firm Aircraft	***	2005
104 410	No. 62	Pre-Amendment No. 16 Aircraft	***	2005
104 411	No. 63	Pre-Amendment No. 16 Aircraft	***	2005
41 233	No. 64	Pre-Amendment No. 16 Aircraft	***	2005
104 412	No. 65	Pre-Amendment No. 16 Aircraft	***	2005
124 960	No. 66	Amendment No.16 Firm Aircraft	***	2005
104 413	No. 67	Pre-Amendment No. 16 Aircraft	***	2005
104 414	No. 68	Pre-Amendment No. 16 Aircraft	***	2005
124 961	No. 69	Amendment No.16 Firm Aircraft	***	2005
104 415	No. 70-	Pre-Amendment No. 16 Aircraft	***	2005
104 416	No. 71	Pre-Amendment No. 16 Aircraft	***	2005
104 417	No. 72	Pre-Amendment No. 16 Aircraft	***	2005
104 418	No. 73	Pre-Amendment No. 16 Aircraft	***	2005
124 962	No. 74	Amendment No.16 Firm Aircraft	***	2005

124 963	No. 75	Amendment No.16 Firm Aircraft	***	2006
104 419	No. 76	Pre-Amendment No. 16 Aircraft	***	2006
41 239	No. 77	Amendment No.16 Firm Aircraft	***	2006
41 240	No. 78	Amendment No.16 Firm Aircraft	***	2006
104 420	No. 79	Pre-Amendment No. 16 Aircraft	***	2006
41 241	No. 80	Amendment No.16 Firm Aircraft	***	2006
104 421	No. 81	Pre-Amendment No. 16 Aircraft	***	2006
41 242	No. 82	Amendment No.16 Firm Aircraft	***	2006
41 243	No. 83	Amendment No.16 Firm Aircraft	***	2006
104 422	No. 84	Pre-Amendment No. 16 Aircraft	***	2006
41 244	No. 85	Amendment No.16 Firm Aircraft	***	2006
69 719	No. 86	Amendment No.16 Firm Aircraft	***	2006
104 423	No. 87	Pre-Amendment No. 16 Aircraft	***	2006
69 720	No. 88	Amendment No.16 Firm Aircraft	***	2006
69 721	No. 89	Amendment No.16 Firm Aircraft	***	2006

104 424	No. 90	Pre-Amendment No. 16 Aircraft	Year	2007
104 425	No. 91	Pre-Amendment No. 16 Aircraft	Year	2007
104 426	No. 92	Pre-Amendment No. 16 Aircraft	Year	2007
104 427	No. 93	Pre-Amendment No. 16 Aircraft	Year	2007
104 428	No. 94	Pre-Amendment No. 16 Aircraft	Year	2007
69 722	No. 95	Amendment No.16 Firm Aircraft	Year	2007
69 723	No. 96	Amendment No.16 Firm Aircraft	Year	2007
69 724	No. 97	Amendment No.16 Firm Aircraft	Year	2007
69 725	No. 98	Amendment No.16 Firm Aircraft	Year	2007
96 459	No. 99	Amendment No.16 Firm Aircraft	Year	2007
104 439	No. 100	Amendment No.16 Firm Aircraft	Year	2007
104 440	No. 101	Amendment No.16 Firm Aircraft	Year	2007
104 441	No. 102	Amendment No.16 Firm Aircraft	Year	2007
104 442	No. 103	Amendment No.16 Firm Aircraft	Year	2007
41231	No. 104	Amendment No.16 Firm Aircraft	Year	2007

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

CAC Id No.	Rank No.	Aircraft	Delivery

tbd	No. 105	Amendment No.16 Firm Aircraft	Year	2008
tbd	No. 106	Amendment No.16 Firm Aircraft	Year	2008
tbd	No. 107	Amendment No.16 Firm Aircraft	Year	2008
tbd	No. 108	Amendment No.16 Firm Aircraft	Year	2008
tbd	No. 109	Amendment No.16 Firm Aircraft	Year	2008
tbd	No. 110	Amendment No.16 Firm Aircraft	Year	2008
tbd	No. 111	Amendment No.16 Firm Aircraft	Year	2008
tbd	No. 112	Amendment No.16 Firm Aircraft	Year	2008
tbd	No. 113	Amendment No.16 Firm Aircraft	Year	2008
tbd	No. 114	Amendment No.16 Firm Aircraft	Year	2008
tbd	No. 115	Amendment No.16 Firm Aircraft	Year	2008
tbd	No. 116	Amendment No.16 Firm Aircraft	Year	2008
tbd	No. 117	Amendment No.16 Firm Aircraft	Year	2008

tbd	No. 118	Amendment No.16 Firm Aircraft	Year	2009
tbd	No. 119	Amendment No.16 Firm Aircraft	Year	2009
tbd	No. 120	Amendment No.16 Firm Aircraft	Year	2009
tbd	No. 121	Amendment No.16 Firm Aircraft	Year	2009
tbd	No. 122	Amendment No.16 Firm Aircraft	Year	2009
tbd	No. 123	Amendment No.16 Firm Aircraft	Year	2009
tbd	No. 124	Amendment No.16 Firm Aircraft	Year	2009
tbd	No. 125	Amendment No.16 Firm Aircraft	Year	2009
tbd	No. 126	Amendment No.16 Firm Aircraft	Year	2009
tbd	No. 127	Amendment No.16 Firm Aircraft	Year	2009

tbd	No. 128	Amendment No.16 Firm Aircraft	Year	2010
tbd	No. 129	Amendment No.16 Firm Aircraft	Year	2010
tbd	No. 130	Amendment No.16 Firm Aircraft	Year	2010
tbd	No. 131	Amendment No.16 Firm Aircraft	Year	2010
tbd	No. 132	Amendment No.16 Firm Aircraft	Year	2010
tbd	No. 133	Amendment No.16 Firm Aircraft	Year	2010
tbd	No. 134	Amendment No.16 Firm Aircraft	Year	2010
tbd	No. 135	Amendment No.16 Firm Aircraft	Year	2010
tbd	No. 136	Amendment No.16 Firm Aircraft	Year	2010
tbd	No. 137	Amendment No.16 Firm Aircraft	Year	2010

tbd	No. 138	Amendment No.16 Firm Aircraft	Year	2011
tbd	No. 139	Amendment No.16 Firm Aircraft	Year	2011
tbd	No. 140	Amendment No.16 Firm Aircraft	Year	2011
tbd	No. 141	Amendment No.16 Firm Aircraft	Year	2011
tbd	No. 142	Amendment No.16 Firm Aircraft	Year	2011
tbd	No. 143	Amendment No.16 Firm Aircraft	Year	2011

CAC Id No.	Rank No.	Aircraft	Delivery

tbd	No. 144	Amendment No.16 Option	***	2006
tbd	No. 145	Amendment No.16 Option	***	2006

tbd	No. 146	Amendment No.16 Option	Year	2007
tbd	No. 147	Amendment No.16 Option	Year	2007

tbd	No. 148	Amendment No.16 Option	Year	2008
tbd	No. 149	Amendment No.16 Option	Year	2008
tbd	No. 150	Amendment No.16 Option	Year	2008
tbd	No. 151	Amendment No.16 Option	Year	2008

tbd	No. 152	Amendment No.16 Option	Year	2009
tbd	No. 153	Amendment No.16 Option	Year	2009
tbd	No. 154	Amendment No.16 Option	Year	2009
tbd	No. 155	Amendment No.16 Option	Year	2009
tbd	No. 156	Amendment No.16 Option	Year	2009
tbd	No. 157	Amendment No.16 Option	Year	2009
tbd	No. 158	Amendment No.16 Option	Year	2009
tbd	No. 159	Amendment No.16 Option	Year	2009

tbd	No. 160	Amendment No.16 Option	Year	2010
tbd	No. 161	Amendment No.16 Option	Year	2010
tbd	No. 162	Amendment No.16 Option	Year	2010
tbd	No. 163	Amendment No.16 Option	Year	2010
tbd	No. 164	Amendment No.16 Option	Year	2010
tbd	No. 165	Amendment No.16 Option	Year	2010
tbd	No. 166	Amendment No.16 Option	Year	2010
tbd	No. 167	Amendment No.16 Option	Year	2010

tbd	No. 168	Amendment No.16 Option	Year	2011
tbd	No. 169	Amendment No.16 Option	Year	2011
tbd	No. 170	Amendment No.16 Option	Year	2011
tbd	No. 171	Amendment No.16 Option	Year	2011
tbd	No. 172	Amendment No.16 Option	Year	2011
tbd	No. 173	Amendment No.16 Option	Year	2011
tbd	No. 174	Amendment No.16 Option	Year	2011
tbd	No. 175	Amendment No.16 Option	Year	2011
tbd	No. 176	Amendment No.16 Option	Year	2011
tbd	No. 177	Amendment No.16 Option	Year	2011
tbd	No. 178	Amendment No.16 Option	Year	2011
tbd	No. 179	Amendment No.16 Option	Year	2011
tbd	No. 180	Amendment No.16 Option	Year	2011

tbd	No. 181	Amendment No.16 Option	Year	2012
tbd	No. 182	Amendment No.16 Option	Year	2012
tbd	No. 183	Amendment No.16 Option	Year	2012
tbd	No. 184	Amendment No.16 Option	Year	2012
tbd	No. 185	Amendment No.16 Option	Year	2012
tbd	No. 186	Amendment No.16 Option	Year	2012
tbd	No. 187	Amendment No.16 Option	Year	2012
tbd	No. 188	Amendment No.16 Option	Year	2012
tbd	No. 189	Amendment No.16 Option	Year	2012
tbd	No. 190	Amendment No.16 Option	Year	2012
tbd	No. 191	Amendment No.16 Option	Year	2012
tbd	No. 192	Amendment No.16 Option	Year	2012
tbd	No. 193	Amendment No.16 Option	Year	2012

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

UNQUOTE

2.7                                 ***

3.                                      PRICE

3.1                                 Amendment No. 16 Firm Aircraft

For Amendment No. 16 Firm Aircraft, the provisions contained in Clause 3.1.1.1(i) of the Agreement are hereby cancelled and replaced by the following quoted provisions:

QUOTE:

3.1.1.1(i)                                                    The Base Price of the Airframe, as defined in the Standard Specification (excluding Buyer Furnished Equipment, Propulsion Systems and SCNs), at delivery conditions prevailing in January 2003 is:

***

UNQUOTE

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

For Amendment No. 16 Firm Aircraft, the provisions contained in Clause 3.1.1.2 of the Agreement are hereby cancelled and replaced by the following quoted provisions:

QUOTE:

3.1.1.2                                                               The Base Price of the Airframe will be revised to the Delivery Date of each Amendment No. 16 Firm Aircraft in accordance with the Price Revision Formula applicable to the Airframe as set forth in Exhibit A hereto.

UNQUOTE

For Amendment No. 16 Firm Aircraft, the provisions contained in Clause 3.1.2 of the Agreement are hereby cancelled and replaced by the following quoted provisions:

QUOTE:

3.1.2                                                                        The Base Price of a set of two (2) IAE V2527-A5 Propulsion Systems, at delivery conditions prevailing in January 2003 is:

***

Said Base Price has been calculated from the Reference Price indicated by International Aero Engines of US $*** in accordance with economic conditions prevailing in February 2001.

Said Reference Price is subject to adjustment to the Delivery Date in accordance with the International Aero Engines Price Revision Formula set forth in Exhibit B hereto.

UNQUOTE

3.2                                 Amendment No. 16 Options

For Amendment No. 16 Options, the provisions contained in Clause 3.1.1.1(i) of the Agreement are hereby cancelled and replaced by the following quoted provisions:

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

QUOTE:

3.1.1.1(i)                                                    The Base Price of the Airframe, as defined in the Standard Specification (excluding Buyer Furnished Equipment, Propulsion Systems and SCNs but including the nacelles), at delivery conditions prevailing in January 2003 is:

***

UNQUOTE

For Amendment No. 16 Options, the provisions contained in Clause 3.1.1.2 of the Agreement are hereby cancelled and replaced by the following quoted provisions:

QUOTE:

3.1.1.2                                                               The Base Price of the Airframe will be revised to the Delivery Date of each Amendment No. 16 Option in accordance with the Price Revision Formula applicable to the Airframe as set forth in Exhibit A hereto

UNQUOTE

For Amendment No. 16 Options, the provisions contained in Clause 3.1.2 of the Agreement are hereby cancelled and replaced by the following quoted provisions:

QUOTE:

3.1.2                                                                        The Base Price of a set of two (2) IAE V2527-A5 Engines, at delivery conditions prevailing in January 2003 is:

***

Said Base Price has been calculated from the Reference Price indicated by International Aero Engines of US $*** in accordance with delivery conditions prevailing in January 2001.

Said Reference Price is subject to adjustment to the Delivery Date in accordance with the International Aero Engines Price Revision Formula set forth in Exhibit C hereto.

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

UNQUOTE

4.                                      ESCALATION

If, with respect to any Amendment No.16 Firm Aircraft for delivery prior to June 30, 2011, and any credit memoranda applicable thereto, the Price Revision Formula in Exhibit A hereto produces an effective compounded average annual rate of escalation ***.

5.                                      CREDIT MEMORANDA

5.1                                 Amendment No. 16 Firm Aircraft

The Airframe Credit applicable to the Amendment No. 16 Firm Aircraft given at January 2003 delivery conditions is:

***

The credit shall be escalated to the month of delivery as per the Airframe Price Revision Formula set out in Exhibit A to the Amendment, as qualified by Paragraph 4 above. The credit shall be made available by the Seller to the Buyer upon delivery of each Amendment No. 16 Firm Aircraft and shall be used by the Buyer to reduce the Final Contract Price of such Aircraft.

5.2                                 Amendment No. 16 Options

The Airframe Credit applicable to the Amendment No. 16 Options given at January 2003 delivery conditions is:

***

The credit shall be escalated to the month of delivery as per the Seller Airframe Price Revision Formula set out in Exhibit A to the Amendment. The credit shall be made available by the Seller to the Buyer upon delivery of each Amendment No. 16 Option and shall be used by the Buyer to reduce the Final Contract Price of such Aircraft.

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

6.                                      DEPOSIT

                                                Upon ***, the Buyer will pay the Seller a nonrefundable deposit of

(i)                                     US$*** for each of the sixty five (65) Amendment No. 16 Firm Aircraft, and

(ii)                                  US$*** for each of the fifty (50) Amendment No. 16 Option

The Seller confirms that it has received nonrefundable deposits from the Buyer the amount of US$***. Such amount will be applied to the deposits due under this Paragraph 6 with respect to the Amendment No 16 Firm Aircraft. As a result, an amount of US$ *** will be due by the Buyer to the Seller for the Amendment No. 16 Firm Aircraft and an additional $*** will due by the Buyer to the Seller for the fifty (50) Amendment No. 16 Options upon execution of this Amendment.

7.                                      PREDELIVERY PAYMENTS

Upon ***, the Buyer will pay the Seller the Predelivery Payment identified as a “1st Payment” under Clause 5.2.3 of the Agreement for the Amendment No. 16 Firm Aircraft bearing Rank No. *** (in the schedule above in Paragraph 2.6).  Consequently, an amount of US$*** will be due in cash by the Buyer to the Seller at such time.

***

All remaining Predelivery Payments will be paid in accordance with the Agreement.

8.                                      ***

9.                                      FLEXIBILITY RIGHTS ***

9.1                                 From and including calendar year *** Amendment No. 16 Firm Aircraft may be converted by the Buyer into a firm order for another Model of Aircraft (A319-100 or A321-200) under the terms and conditions contained in Paragraph 4 of Letter Agreement No. 4.

9.2                                 ***

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

10.                                 ***

11.                               OTHER MATTERS

11.1                           Live TV

The Buyer and the Seller are currently in the process of defining the installation in production on the Buyer’s Aircraft of provisions in the ceiling for the LiveTV antenna and structural provisions in the bulk cargo hold for the LiveTV equipment rack (together, the “LiveTV Provisions”).

***

11.2                           SPARES

Upon request from the Buyer, the Seller will make available to the Buyer one (1) dedicated Spares representative for *** months. ***.

11.3                           TRAINING

It is understood that all pilot training and training allowances to which the Buyer was entitled under the Agreement either have been exhausted by the Buyer or have been converted for value under that certain Simulator Agreement dated February 28, 2003 and that Buyer will receive no additional training or training allowances under this Amendment.

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

However, on a timetable to be mutually agreed between the Buyer and the Seller, the Seller will provide ***.

11.4                           RAISBECK OHSC DOORS

The Seller hereby agrees to investigate the possibility of the Buyer’s providing to the Seller as BFE Raisbeck OHSC doors for installation in production.  Should the Seller be unable to recommend a solution reasonably acceptable to the Buyer, the Seller will provide the Buyer at delivery of each Amendment No. 16 Firm Aircraft which is delivered without Raisbeck OHSC doors a credit memorandum in the amount of $*** at economic conditions prevailing in January 2003.  This credit shall be in addition to any credit the Seller may provide the Buyer for the non-installation of Buyer supplied overhead stowage compartment doors.

11.5.                        ***

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

12.                               EFFECT OF THE AMENDMENT

The Agreement will be deemed amended to the extent herein provided, and, except as specifically amended hereby, will continue in full force and effect in accordance with its original terms.  This Amendment supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

Both parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement and be governed by its provisions, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

This Amendment will become effective upon execution hereof and upon payment of the amounts due as per Paragraphs 6 and 7 above.

13.                               CONFIDENTIALITY

This Amendment is subject to the confidentiality provisions set forth in Clause 22.5 of the Agreement.

14.                               ASSIGNMENT

Notwithstanding any other provision of this Amendment or of the Agreement, this Amendment will not be assigned or transferred in any manner without the prior written consent of the Seller, and any attempted assignment or transfer in contravention of the provisions of this Paragraph 14 will be void and of no force or effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers or agents on the dates written below.

AVSA, S.A.R.L.

By:

Its:

Date:

JETBLUE AIRWAYS CORPORATION

By:

Its:

Date:

EXHIBIT A

AIRFRAME PRICE REVISION FORMULA

1                                         Basic Price

The Airframe Basic Price quoted Appendix I of the Amendment is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

2                                         Base Period

The Airframe Basic Price has been established in accordance with the average economic conditions prevailing in December 2001, January 2002, February 2002 and corresponding to a theoretical delivery in January 2003 as defined by “ECIb” and “ICb” index values indicated hereafter.

“ECIb” and “ICb” index values indicated herein shall not be subject to any revision.

3                                         Indexes

Labor Index: “Employment Cost Index for Workers in Aerospace manufacturing” hereinafter referred to as “ECI SIC 3721W”, quarterly published by the US Department of Labor, Bureau of Labor Statistics, in “NEWS”, and found in Table 6, “WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group”, or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, standard industrial classification code SIC 3721, base month and year June 1989 = 100).

The quarterly value released for a certain month (March, June, September and December) shall be the one deemed to apply for the two preceding months.

Index code for access on the Web site of the US Bureau of Labor Statistics: ECU28102i.

Material Index : “Industrial commodities” (hereinafter referred to as “IC”) as published in “Producer Price Indexes” (Table 6. Producer price indexes and percent changes for commodity groupings and individual items).

(Base Year 1982 = 100).

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15.

4                                         Revision Formula

Pn	=	(Pb + F) x [(***x (ECIn/ECIb)) + (*** x (ICn/ICb))]

Where	:

Pn	:	Airframe Basic Price as revised as of the Delivery Date of the Aircraft

Pb	:	Airframe Basic Price at economic conditions December 2001, January 2002, February 2002 averaged (January 2003 delivery conditions)

F	:	(*** x N x Pb)
where N = the calendar year of delivery of the Aircraft minus 2003

ECIn	:

the arithmetic average of the latest published values of the ECI SIC 3721W-Index available at the Delivery Date of the Aircraft for the 11th, 12th and 13th month prior to the month of Aircraft Delivery

ECIb	:	ECI SIC 3721W-Index for December 2001, January 2002, February 2002 averaged (=160.4)

ICn	:	the arithmetic average of the latest published values of the IC-Index available at the Delivery Date of the Aircraft for the 11th, 12th and 13th month prior to the month of Aircraft Delivery

ICb	:	IC-Index for December 2001, January 2002, February 2002, averaged (=129.2)

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5                                         General Provisions

5.1                                 Roundings

The Labor Index average and the Material Index average shall be computed to the first decimal. If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

Each quotient shall be rounded to the nearest ten-thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

The final factor shall be rounded to the nearest ten-thousandth (4 decimals).

The final price shall be rounded to the nearest whole number (0.5 or more rounded to 1).

5.2                                 Substitution of Indexes for Airframe Price Revision Formula

If;

(i)                                     the United States Department of Labor substantially revises the methodology of calculation of the Labor Index or the Material Index as used in the Airframe Price Revision Formula, or

(ii)                                  the United States Department of Labor discontinues, either temporarily or permanently, such Labor Index or such Material Index, or

(iii)                               the data samples used to calculate such Labor Index or such Material Index are substantially changed;

the Seller shall select a substitute index for inclusion in the Airframe Price Revision Formula (the “Substitute Index”).

The Substitute Index shall reflect as closely as possible the actual variance of the Labor Costs or of the material costs used in the calculation of the original Labor Index or Material Index as the case may be.

As a result of the selection of the Substitute Index, the Seller shall make an appropriate adjustment to the Airframe Price Revision Formula to combine the successive utilisation of the original Labor Index or Material Index (as the case may be) and of the Substitute Index.

5.3                                Final Index Values

The Index values as defined in Clause 4 above shall be considered final and no further adjustment to the basic prices as revised at delivery of the Aircraft shall be made after Aircraft delivery for any subsequent changes in the published Index values.

EXHIBIT B

PROPULSION SYSTEMS PRICE REVISION FORMULA

INTERNATIONAL AERO ENGINES

1                                         Reference Price of the Propulsion Systems

The Reference Price of a set of two (2) INTERNATIONAL AERO ENGINES Propulsion Systems is ***.

This Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

2                                         Reference Period

                                                The above Reference Price has been established in accordance with the averaged economic conditions prevailing in February 2001 (delivery conditions June 2001), as defined, according to INTERNATIONAL AERO ENGINES by the ECIb, MMPb and EPb index values indicated in Clause 4 of this Exhibit B.

3                                         Indexes

Labor Index: “Employment Cost Index for Workers in Aerospace manufacturing” hereinafter referred to as “ECI SIC 3721W”, quarterly published by the US Department of Labor, Bureau of Labor Statistics, in “NEWS”, and found in Table 6, “WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group”, or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, standard industrial classification code SIC 3721, base month and year June 1989 = 100).

The quarterly value released for a certain month (March, June, September and December) shall be the one deemed to apply for the two preceding months.

Index code for access on the Web site of the US Bureau of Labor Statistics: ECU28102i.

Material Index: “Industrial Commodities” (hereinafter referred to as “IC”) as published in “PPI Detailed report” (found in Table 6. “Producer price indexes and percent changes for commodity groupings and individual items not seasonnally adjusted “ or such other names that may be from time to time used for the publication title and/or table).  (Base Year 1982 = 100).

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15.

Energy Index: “Fuels and Related Products and Power” Code 5 (hereinafter referred to as “EP-Index”), published monthly by the US Department of Labor, Bureau of Labor Statistics, in PPI Detailed Report” (Table 6: Producer Prices indexes and percent changes for commodity groupings and individual items, not seasonally adjusted) (Base year 1982 = 100) or such other names which may be from time to time used for the publication title and/or table.

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

4                                         Revision Formula

Pn =  Pb x [(***ECIn)/ECIb +  (*** MMPn)/MMPb + (*** Epn)/EPb]

Where	:

Pn	:	revised Reference Price at Aircraft Delivery

Pb	:	Reference Price at averaged economic conditions February 2001

ECIn	:	ECIsic3721W Index for the fourth month prior to the month of Aircraft Delivery

ECIb	:	HE SIC 3721W for June 2001 (=154.3)

MMPn	:	MMP-Index for the fourth month prior to the month of Aircraft Delivery

MMPb	:	MMP-Index for June 2001 (=126.6)

EPn	:	EP-Index for the fourth month prior to the month of Aircraft Delivery

EPb	:	EP-Index for June 2001(=119.6)

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5.                                      General Provisions

5.1                                 Roundings

In determining the Revised Reference Price each quotient ((***ECIn)/ECIb, (*** MMPn)/MMPb, (*** Epn)/Epb will be calculated to the nearest ten thousandth (4 decimals). If the next succeeding place is five (5) or more the preceding decimal place shall be raised to the nearest higher figure.

After final computation Pn shall be rounded to the nearest whole number (0.5 rounds to 1).

5.2                                 Final Index Values

The revised Reference Price at the date of Aircraft Delivery shall be the final price and shall not be subject to any further adjustments in the indexes.

If no final index values are available for any of the applicable month, the then published preliminary figures shall be the basis on which the Revised Reference Price shall be computed.

5.3                                 Interruption of Index Publication

If the US Department of Labor substantially revises the methodology of calculation or discontinues any of the indexes referred to hereabove, the Seller shall reflect the substitute for the revised or discontinued index selected by INTERNATIONAL AERO ENGINES, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

Appropriate revision of the formula shall be made to accomplish this result.

5.4                                 Annulment of Formula

Should the above escalation provisions become null and void by action of the US Government, the price shall be adjusted due to increases in the costs of labor and material which have occurred from the period represented by the applicable Reference Price Indexes to the fourth months prior to the scheduled Aircraft Delivery.

5.5                                 Limitation

Should the revised Reference Price be lower than the Reference Price, the final price shall be computed with the Reference Price.

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

EXHIBIT C

ENGINES PRICE REVISION FORMULA
INTERNATIONAL AERO ENGINES

1                                         Reference Price of the Engines

The Reference Price of a set of two (2) INTERNATIONAL AERO ENGINES Engines is as set forth in the Amendment.

This Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

2                                         Reference Period

The above Reference Price has been established in accordance with the averaged economic conditions prevailing in June 2000, July 2000, August 2000 (delivery conditions January 2001), as defined, according to INTERNATIONAL AERO ENGINES by the ECIb and ICb index values indicated in Clause 4 of this Exhibit C.

3                                         Indexes

Labor Index:

“Employment Cost Index for Workers in Aerospace manufacturing” hereinafter referred to as “ECI SIC 3721W”, quarterly published by the US Department of Labor, Bureau of Labor Statistics, in “NEWS”, and found in Table 6, “WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group” ,or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, standard industrial classification code SIC 3721, base month and year June 1989 = 100).

The quarterly value released for a certain month (March, June, September and December) shall be the one deemed to apply for the two preceding months.

Index code for access on the Web site of the US Bureau of Labor Statistics: ECU28102i.

Material Index:

“Industrial Commodities” (hereinafter referred to as “IC”) as published in “PPI Detailed report” (found in Table 6. “Producer price indexes and percent changes for commodity groupings and individual items not seasonnally adjusted “ or such other names that may be from time to time used for the publication title and/or table) .  (Base Year 1982 = 100).

Index code for access on the Web site of the US Bureau of Labor Statistics: WPU03THRU15.

4                                         Revision Formula

Pn =  (Pb+F) x [(***x (ECIn/ECIb)) + (*** x (ICn/ICb))]

Where	:

F	:	(*** x N x Pb)
where N = the calendar year of Delivery of the Aircraft minus 2001

Pn	:	revised Reference Price at Aircraft Delivery

Pb	:	Reference Price at averaged economic conditions June 2000, July 2000, August 2000

ECIn	:	ECIsic3721W Index for the Fifth (5th), Sixth (6th) and Seventh (7th) month averaged prior to the month of Aircraft Delivery

ECIb	:	ECIsic3721W Index for June 2000, July 2000, August 2000 averaged (=149.5)

ICn	:	IC-Index for the Fifth (5th), Sixth (6th) and Seventh (7th) month averaged prior to the month of Aircraft Delivery

ICb	:	IC-Index for June 2000, July 2000, August 2000 (=135.7)

[***]                   Represents material which has been redacted and filed separately with the Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5.                                      General Provisions

5.1                                 Roundings

(i)                                     ECIn and ICn shall be calculated to the nearest tenth (1 decimal)

(ii)                                  Each quotient (ECIn/ECIb) and (ICn/ICb) shall be calculated to the nearest ten-thousandth (4 decimals).

(iii)                               The final factor shall be rounded to the nearest ten-thousandth (4 decimals).

If the next succeeding place is five (5) or more the preceding decimal place shall be raised to the nearest higher figure.

After final computation Pn shall be rounded to the nearest whole number (0.5 rounds to 1).

5.2                                 Final Index Values

The revised Reference Price at the date of Aircraft Delivery shall be the final price and shall not be subject to any further adjustments in the indexes.

If no final index values are available for any of the applicable month, the then published preliminary figures shall be the basis on which the Revised Reference Price shall be computed.

5.3                                 Interruption of Index Publication

If the US Department of Labor substantially revises the methodology of calculation or discontinues any of the indexes referred to hereabove, the Seller shall reflect the substitute for the revised or discontinued index selected by INTERNATIONAL AERO ENGINES, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

Appropriate revision of the formula shall be made to accomplish this result.

5.4                                 Annulment of Formula

Should the above escalation provisions become null and void by action of the US Government, the price shall be adjusted due to increases in the costs of labor and material which have occurred from the period represented by the applicable Reference Price Indexes to the Fifth (5th), Sixth(6th) and Seventh (7th) months averaged prior to the scheduled Aircraft Delivery.

5.5                                 Limitation

Should the revised Reference Price be lower than the Reference Price, the final price shall be computed with the Reference Price.